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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2002


                                COHO ENERGY, INC.
                            (Exact name of registrant
                          as specified in its charter)


            TEXAS                       0-22576                 75-2488635

 (State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)


               14785 PRESTON ROAD, SUITE 860, DALLAS, TEXAS 75254
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (972) 774-8300


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ITEM 5.  OTHER EVENTS

         See press release dated August 30, 2002 attached as Exhibit 99.1 and the Monthly Operating Report for the period ended July 31, 2002 as filed with the United States Bankruptcy Court attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 Press release dated August 30, 2002 related to the sale of Coho Energy, Inc.'s oil and gas properties.

EXHIBIT 99.2 Monthly Operating Report filed with the United States Bankruptcy Court for the period ended July 31, 2002.


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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Coho Energy, Inc.



Date: August 30, 2002               By:      /s/ Michael McGovern
                                       -----------------------------------------
                                             Michael McGovern
                                             President and
                                             Chief Executive Officer


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                                INDEX TO EXHIBITS


EXHIBIT #                                   DESCRIPTION
---------                                   -----------
99.1                       Press release dated August 30, 2002 related to the
                           sale of Coho Energy, Inc.'s oil and gas properties.

99.2                       Monthly Operating Report filed with the United States
                           Bankruptcy Court for the period ended July 31, 2002.


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